EXHIBIT 10.1


                            NUWAVE TECHNOLOGIES, INC.

                   Private Placement of not less than 25 Units
                           and not more than 70 Units

                           PLACEMENT AGENCY AGREEMENT


                                                        Dated as of May 11, 1998


Janssen-Meyers Associates, L.P.
17 State Street
New York, New York 10004

Gentlemen:

         NUWAVE Technologies, Inc. (the "Company") proposes to offer for sale (the "Offering") in a private offering pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and/or Rule 506 of Regulation D promulgated thereunder, an aggregate of not less than 25 and not more than 70 Units ("Units"), each Unit comprised of (i) a number of shares of common stock, par value $.01 per share ("Common Stock"), of the Company, determined by dividing the purchase price per Unit of $100,000 (the "Offering Price") by eighty percent (80%) of the "Initial Average Closing Bid Price" which shall be the average closing bid price for the Common Stock for the eight (8) consecutive trading days from and including April 28, 1998 to and including May 7, 1998, for the initial closing of the Offering; and the lesser of (x) $3.20 and (y) eighty percent (80%) of the "Average Closing Bid Price" for the Common Stock for the eight (8) consecutive trading days immediately preceding the date of a closing (a "Closing Date") of the Offering, for each subsequent closing, and (ii) Class A Redeemable Warrants (the "Warrants") to purchase seventy-five percent (75%) of such number of shares of Common Stock of the Company (the "Warrant Shares") as more particularly described in the Offering Memorandum as defined below. The Offering shall be made on a "best efforts - all or none" basis as to 25 Units (the "Minimum Offering") and on a "best efforts" basis as to an additional 45 additional Units (the "Maximum Offering"). Unless the Minimum Offering is sold, no Units will be sold and all subscriptions will be returned to the subscribers without interest or deductions. This agreement shall confirm our agreement concerning Janssen-Meyers Associates, L.P. acting as our exclusive placement agent (the "Placement Agent") in connection with the sale of the Units.

            The Company shall prepare and deliver to the Placement Agent copies of a Confidential Private Placement Memorandum (the


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"Offering Memorandum"),  relating to, among other things, the Company, the Units and the terms of the sale of the Units. TheOffering Memorandum, including all exhibits and appendices thereto and documents delivered therewith, are referred to herein as the "Offering Documents" and shall include any supplements or amendments in accordance with this Agreement. The Offering Memorandum shall be in form satisfactory to the Placement Agent.

         l. Appointment of Placement Agent.

         On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Company hereby appoints Janssen-Meyers Associates, L.P. as its Placement Agent and grants to you the exclusive right to offer, as its agent, the Units pursuant to the terms of this Agreement. On the basis of such representations and warranties, and subject to such conditions, you hereby accept such appointment and agree to use your reasonable best efforts to secure subscriptions to purchase not less than 25 Units and not more than 70 Units.

         2. Terms of the Offering.

            (a) The Offering shall consist of not less than 25 Units and not more than 70 Units of the Company at a purchase price equal to $100,000 per Unit. The Offering shall be made on a "best efforts all or none" basis as to 25 Units and on a "best efforts" basis as to an additional 45 Units. Each Unit shall consist of (i) a number of shares of Common Stock determined by dividing the purchase price per Unit of $100,000 by eighty percent (80%) of the "Initial Average Closing Bid Price" which shall be the average closing bid price for the Common Stock for the eight (8) consecutive trading days from and including April 28, 1998 to and including May 7, 1998, for the initial closing of the Offering; and the lesser of (x) $3.20 or (y) eighty percent (80%) of the "Average Closing Bid Price" for the Common Stock for the eight (8) consecutive trading days immediately preceding the date of a closing (a "Closing Date") of the Offering for each subsequent closing; and (ii) Warrants to purchase seventy-five percent (75%) of such number of shares of Common Stock of the Company. The Common Stock and the Warrants are being offered as Units and may not be purchased separately. Unless the Minimum Offering is sold, no Units will be sold and all subscriptions will be returned to subscribers without interest or deductions. The Company and the Placement Agent may, in their discretion, accept subscriptions for partial Units.

            (b) Provided that the Company has delivered the Offering Memorandum to the Placement Agent, the Offering shall commence on or about May 11, 1998 and shall expire at 5:00 p.m.,

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New York time, on June 7, 1998 and may be extended up to thirty (30)  additional days at the option and discretion of Placement Agent and the Company. Such period, as same may be so extended, shall hereinafter be referred to as the "Offering Period."

            (c) The Offering shall be made solely to "accredited investors" (as defined in Rule 501 of Regulation D). Each prospective subscriber (the "Prospective Investor") who desires to purchase Units shall deliver to the Placement Agent two copies of a subscription agreement (a "Subscription Agreement"), in the form annexed to the Offering Memorandum, one copy of the Confidential Qualified Purchaser Questionnaire (the "Investor Questionnaire"), and payment of the purchase price for the number of Units such Prospective Investor desires to purchase. The Placement Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency, or validity of any check delivered by any Prospective Investor in payment for Units.

              (d) The Placement Agent and the Company shall establish an escrow account (the "Escrow Account") with Republic National Bank of New York (the "Escrow Agent"). The Placement Agent shall deliver each check received from a Prospective Investor to the Escrow Agent for deposit in the Escrow Account and shall deliver the executed copies of the Subscription Agreement and Investor Questionnaire received from each Prospective Investor to the Company or its counsel. The Company shall notify the Placement Agent promptly of the acceptance or rejection of any subscription.

            (e) If subscriptions for the Minimum Offering are not received from Prospective Investors and accepted by the Company prior to the expiration of the Offering Period, the Offering shall be canceled, all funds received and held in the Escrow Account shall be refunded in full without interest or deduction and this Agreement and the agency created hereby shall be terminated without any further obligation on the part of either party, except as provided in Sections 11, 12 and 13 hereof.

            (f) You may engage other persons selected by you to assist you in the Offering (each such broker/dealers being hereinafter referred to as a "Selling Group Member") and you may allow such Selling Group Member such part of the compensation and payment of expenses payable to you under Section 6 hereof as you shall determine. Any such Selling Group Member shall be a member firm in good standing as a broker-dealer under the rules of the National Association of Securities Dealers ("NASD"). The Company hereby agrees to make such representations and warranties to, and

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covenants and agreements with, any Selling Group Member  (including an agreement to indemnify such Selling Group Member on terms substantially similar to Section 13 hereof) as provided herein.

         3. Right of First Refusal.

         In the event that there shall have been an Initial Closing hereunder prior to the expiration of the Offering Period, the Placement Agent shall thereafter have an irrevocable right of first refusal until December 31, 2001 to purchase for its account or to sell for the account of the Company or, a subsidiary or successor of the Company, any securities of the Company or any such subsidiary or successor of the Company, any securities of the Company or any such subsidiary or successor of the Company (except nonconvertible debt financing furnished by a financial institution), that the Company or any such subsidiary or successor may seek to sell through an underwriter, placement agent or broker-dealer whether pursuant to registration under the Act or otherwise. The Company, any such subsidiary or successor will consult with the Placement Agent with regard to any such offering and will offer, in writing, the Placement Agent the opportunity to purchase or sell any such securities on terms not more favorable to the Company, any such subsidiary or successor than it or they can secure elsewhere. If the Placement Agent fails to accept such offer within 10 business days after the mailing of a notice containing such offer by registered mail addressed to the Placement Agent, then the Placement Agent shall have no further claim or right with respect to the financing proposal contained in such notice. If, however, the terms of such proposal are subsequently modified in any material respect, the preferential right referred to herein shall apply to such modified proposal as if the original proposal had not been made. The Placement Agent's failure to exercise its preferential right with respect to any particular proposal shall not affect its preferential rights relative to future proposals. The Company represents and warrants that there are presently no other rights of first refusal for future financing now outstanding except for Trinity Capital Advisors, Inc.'s ("Trinity") right of first refusal. The right contained in this paragraph 3 is subordinate to the right of Trinity.

         4. Interim Closings/Final Closing.

            (a) If subscriptions for the Minimum Offering have been received in escrow and accepted by the Company prior to the expiration of the Offering Period , a closing under this Agreement (the "Initial Closing") shall be held at the offices of the Placement Agent, or such other place as the parties may agree, as soon as practicable (but not later than ten (10)

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business days) following the date upon which the Placement Agent and the Company confirm in writing to each other that subscriptions for the Minimum Offering have been accepted or at such other place, time, or date as the Company and you shall agree upon. The date upon which the Initial Closing is held shall hereinafter be referred to as the "Initial Closing Date."

            (b) At any time prior to the expiration of the Offering Period following the Initial Closing and after receipt in escrow and acceptance by the Company of subscriptions for the sale of additional Units in increments of at least $100,000 of Units ("Interim Closing Amount") up to the Maximum Offering, one or more closings (each an "Interim Closing") shall take place in the manner herein set forth with respect to the Initial Closing. In the event that the Offering Period expires prior to receipt in escrow and acceptance by the Company of an Interim Closing Amount, a final closing shall be held at such time regardless of the amount then held in escrow. The final Interim Closing to be held in accordance herewith shall be deemed the "Final Closing" and the date thereof shall be the "Final Closing Date". References herein to a "Closing" shall mean the Initial Closing, any Interim Closing or the Final Closing, as the context requires, and the date thereof shall be referred to as a "Closing Date."

         5. Representations and Warranties of the Placement Agent.

            The Placement Agent represents and warrants to the Company as follows:

            (a) The Placement Agent is duly formed and validly existing and in good standing under the laws of its state of formation.

            (b) The Placement Agent is, and at the time of each Closing will be, a member in good standing of the NASD. No NASD approval of the compensation which the Placement Agent is to receive with respect to the Offering is required.

            (c) Sales of Units by the Placement Agent will only be made in such jurisdictions in which the Placement Agent or a Selling Group Member is a registered broker-dealer or where an applicable exemption from such registration exists.

            (d) Offers and sales of Units by the Placement Agent will be made only in accordance with this Placement Agency Agreement and in compliance with the provisions of Rule 506 of Regulation D (to the extent applicable to the Placement Agent) (it being understood and agreed that the Placement Agent shall be

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entitled to rely upon the information and statements provided by the Prospective
Investor in the Subscription Agreement and Investor Questionnaires), and the Placement Agent will furnish to each Prospective Investor a copy of the Offering Documents prior to accepting any subscription for the Units.

            6. Compensation. (a) If subscriptions for the Minimum Offering are received in escrow prior to the expiration of the Offering Period and accepted by the Company, you shall be entitled, on each Closing Date, as compensation for your services as Placement Agent under this Agreement, to selling Commissions equal to 10% of the gross proceeds received by the Company from the sale of the Units effected at each Closing and 3% of the gross proceeds from the sale of the Units effected at each Closing in payment for a non-accountable expense allowance. Any amounts payable hereunder may be deducted by you out of the funds received from the sale of the Units and deposited in the Escrow Account, on each Closing Date. The Company shall also pay the fees of the Placement Agent=s Counsel, Goldstein & DiGioia, LLP in the amount of $30,000 plus expenses for long distance telephone, photocopying and mailing and similar expenses.

            (b) In addition to the  compensation  payable to the Placement Agent set forth in clause (a) above, the Company shall sell to the Placement Agent, at each Closing, Unit Purchase Warrants ("Placement Agent Warrants") at a price of $.001 to purchase 25% of the aggregate number of Units sold in the Offering at an exercise price equal to the Offering Price until May 11, 2003. The Placement Agent Warrants shall entitle the Placement Agent to purchase the same securities as contained in the Units. The Placement Agent Warrants shall be subject to anti-dilution in certain events. The Placement Agent Warrants shall contain registration rights similar to those provided to Prospective Investors in the Offering. The Placement Agent Warrants shall contain cashless exercise provisions and shall not be redeemable.

         7. Representations and Warranties of the Company.

              (a) The Company represents and warrants to, and agrees with, the Placement Agent that:

                  (i) Assuming the accuracy of the representations and warranties of the Prospective Investors set forth in the Subscription Agreements and the Investor Questionnaires and the representations and warranties of the Placement Agent set forth herein, the Offering Documents (A) contain, and at all times during the period from the date hereof to and including each Closing Date, will contain, all information required to be contained therein, if any, pursuant to Rules 502

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and 506 of Regulation D and all applicable  federal and/or state  securities and
"blue sky" laws, and (B) do not, and during the Offering Period will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances made therein not misleading. Each contract, agreement, instrument, lease, license, or other document required to be described in the Offering Documents shall be, and have been, accurately described therein in all material respects.

                  (ii) No Offering Documents or information provided by the Company to Prospective Investors pursuant to Section 8(g) hereof shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of circumstances made therein not misleading.

                  (iii) The Company has not, directly or indirectly, solicited any offer to buy or offered to sell any Units or any other securities of the Company during the twelve-month period ending on the date hereof except as may be properly described in the Offering Documents or in any filings by the Company with the Securities and Exchange Commission ("SEC Filings") and has no present intention to solicit any offer to buy or to offer to sell any Units or any other securities of the Company other than pursuant to this Agreement or as described in the Offering Documents or any SEC Filings;

                  (iv) The Company is, and at all times during the period from the date hereof to and including each Closing Date will be, a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full corporate power and authority, and has obtained all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits and declarations of and from, and has made filings with, all federal, state and local authorities, to own, lease, license, and use its properties and assets and to conduct its business as presently conducted as described in the Offering Documents and/or in any such case where the failure to have any of the foregoing would not have a material adverse effect on the Company's presently conducted business. As of the date hereof, the Company is, and at all times during the period from the date hereof to and including each Closing Date, duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary except where the failure to be so qualified would not have a material adverse effect on the Company's business.

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                  (v) The Company has, as of the date hereof,  and shall have at each Closing (except as effected by the transactions  contemplated hereby and/or
disclosed  in  the  Offering   Documents  or  any  SEC  Filings)  an  authorized
capitalization consisting of: (i) 2,000,000 shares of Preferred Stock, par value $.01 per share; and (ii) 20,000,000 shares of Common Stock, par value $.01 per share, of which 5,613,485 shares are issued and outstanding. Each issued and outstanding share of Common Stock is duly authorized, validly issued, fully paid, and non-assessable, without any personal liability attaching to the ownership thereof solely by being such a holder, and has not been issued and is not owned or held in violation of any preemptive rights of stockholders. There is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company other than as described in the Offering Documents or in any of the Company's SEC Filings. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for any class of capital stock of the Company, except as may be properly described in the Offering Documents or in any of the Company's SEC Filings.

                  (vi) The audited financial statements for the fiscal years ended December 31, 1996 and 1997 (the "Financial Statements") of the Company included in the Offering Documents fairly present in accordance with generally accepted accounting principles the financial position, the results of operations, and the other information with respect to the Company purported to be shown therein at the respective dates and for the respective periods to which they apply. The Financial Statements have been prepared in accordance with generally accepted accounting principles (except to the extent certain footnote disclosures regarding any stub period may have been omitted in accordance with applicable rules of the Securities and Exchange Commission consistently applied throughout the periods involved), are correct and complete in all material respects, and are in accordance with the books and records of the Company. There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company from the latest information set forth in the Offering Documents, except as may be properly described in the Offering Documents as having occurred or as may occur. The Company=s current audit firm, Richard A. Eisner & Company LLP, and the Company's former audit firm, Coopers & Lybrand, L.L.P., who have certified certain financial statements of the Company and delivered their report with respect to the audited financial statements included in the Offering

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Documents, are independent public accountants as required by the Act.

                  (vii) As of the date hereof, there is no, and as of each Closing Date there shall not be any, litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, or to the Company's knowledge threatened, with respect to the Company, or its respective operations, businesses, properties, or assets, except as properly described in the Offering Documents or in any SEC Filings or such as individually or in the aggregate do not now have and may not be reasonably expected in the future, to have a material adverse effect upon the operations, business, properties, or assets of the Company. The Company is not now, nor as of each Closing Date shall be, in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as properly described in the Offering Documents, or in any SEC Filings or such as individually or in the aggregate do not have and may not be reasonably expected in the future to have a material adverse effect upon the operations, business, properties, or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default.

                  (viii) As of the date hereof, the Company has, and at all times during the period from the date hereof to and including the Final Closing Date, shall have, good and marketable title in fee simple absolute to all real properties owned by (if any) and good title to all other properties and assets which the Offering Documents indicate are owned by it, free and clear of all liens other than liens for taxes not yet due and payable, charges, pledges, mortgages, security interests, and encumbrances, except as may be properly described in the Offering Documents or in any SEC Filings or such as in the aggregate do not now have and may not be reasonably expected in the future to have a material adverse effect (individually or in aggregate) upon the financial condition, results of operations, business, properties, or assets of the Company.

                  (ix) As of the date hereof, the Company is not, and at all times during the period from the date hereof to and including the Final Closing Date, shall not be, in violation or breach of, or in default with respect to complying with any material provision of any material contract, agreement, instrument, lease, license, or arrangement, other than any such violation or breach which would not have, individually or in the aggregate, a material adverse effect on the Company's business, and each such contract, agreement, instrument, lease, license, and arrangement is in full force and effect and is the legal, valid, and binding obligation of the parties thereto enforceable

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as to them in accordance with its terms,  except as the  enforceability  thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and an implied covenant of good faith and fair dealing. The Company enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating as of the date hereof. As of the date hereof, the Company is not a party to or bound by any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or may in the future have a material adverse effect on the financial condition, results of operations, business, properties, assets or liabilities of the Company. The Company is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation or By-Laws, each as amended to date.

                  (x) There is no right under any patent, patent application, trademark, trademark application, trade name, service mark, copyright, franchise, or other intangible property or asset (all of the foregoing being herein called "Intangibles") necessary to the business of the Company as presently conducted, except as disclosed in the Offering Documents or in any SEC Filings. To the knowledge of the Company, there is no Intangible of others which has had or may in the future have a materially adverse effect on the financial condition, results of operations, business, properties, assets or liabilities of the Company, except as disclosed in the Offering Documents or in any SEC Filings.

                  (xi) To its best knowledge and except as disclosed in the Offering Documents or in any SEC Filings, the Company has not infringed, is infringing, or has received notice of infringement with respect to asserted Intangibles of others. To the best knowledge of the Company and except as disclosed in the Offering Documents or in any SEC Filings, none of the patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company, if any, materially infringe upon any like right of any other person or entity. The Company (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions of any kind whatsoever, sufficient patents, trademarks, service marks, trade names, copyrights, licenses and right with respect to the foregoing, to conduct its business as presently conducted except as set forth in the Offering Documents or in any SEC Filings and (ii) except as set forth in the Offering
Documents or in any SEC Filings, is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or

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licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as now conducted or otherwise. The Company has direct ownership of title or right to all its intellectual property (including all United States and foreign patent applications and patents), other proprietary rights, confidential information and know-how; owns all the rights to its Intangibles as are currently used in or have potential for use in its business except as set forth in the Offering Documents or in any SEC Filings.

                  (xii)  The  Company  has all  requisite  corporate  power  and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance by the Company of this Agreement, the Warrants and the Placement Agent Warrants and the consummation of the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company, and assuming due authorization, execution and delivery by the Placement Agent, this Agreement will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratoriuim or similar laws affecting the enforcement of creditors' rights generally and an implied covenant of good faith and fair dealing. Each of the Units has been duly authorized by the Company, and, upon issuance thereof on a Closing Date, will have been validly executed and delivered by the Company. When each of the Units has been duly executed and delivered by the Company, each of the Units will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and an implied covenant of good faith and fair dealing. Each of the Placement Agent Warrants has been duly authorized by the Company, and, upon issuance thereof on a Closing Date, will have been validly executed and delivered by the Company. When each of the Placement Agent Warrants has been duly executed and delivered by the Company, each of the Placement Agent Warrants will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and an implied covenant of good faith and fair dealing. Assuming the accuracy of the representations and  warranties  of the  Prospective  Investors  set  forth in the  Subscription
Agreements and the Investor Questionnaires and the representations and warranties of the Placement Agent set forth herein, no consent, authorization, approval, order, license, certificate, or permit of or from, or registration, qualification, declaration, or filing with, any federal, state, local, foreign, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, except the filing of a Notice of Sale of Securities on Form D pursuant to Regulation D, and such consents, authorizations, approvals, registrations, and qualifications as may be required under all applicable federal and/or securities or "blue sky" laws in connection with the issuance, sale, and delivery of the certificates representing the shares of Common Stock and the Warrants comprising the Units pursuant to this Agreement and/or the Subscription Agreements. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or to which any of its properties or assets are subject, is required for the execution, delivery, or performance of this Agreement or the Subscription Agreement, and the consummation of the transactions contemplated hereby and thereby, and such execution, delivery and performance will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, violate or result in a breach of any term of the certificate of incorporation or by-laws of the Company, or assuming the accuracy of the representations and warranties of the Prospective Investors set forth in the Subscription Agreements and Investor Questionnaires and the representations and warranties of the Placement Agent set forth herein, violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or to which any of its operations, businesses, properties, or assets are subject.

                  (xiii) The Units, Common Stock, Warrants and Placement Agent Warrants shall conform to all statements relating thereto as contained in the Offering Documents. The Common Stock and Warrants when issued and delivered to the Prospective Investor pursuant to the terms of the Subscription Agreement and this Agreement shall be duly authorized, validly issued, fully paid and nonassessable, without any personal liability attaching to the ownership thereof solely by being such holder and shall not have been issued in violation of any preemptive rights of stockholders.

                  (xiv) Except and to the extent described in or referred to in the Offering Documents or in any SEC Filings: (i) no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any securities issued by the Company on any registration statement to be filed by the Company or to require the Company to file a registration statement under the Securities Act of 1933, as amended, and (ii) no person or entity holds any securities of the Company which contain anti-dilution rights which will be affected by the transactions contemplated hereby.

                  (xv) Except in connection with the exercise of outstanding options and warrants disclosed in the Offering Documents or the SEC Filings, during the period commencing on the date hereof and ending on the Final Closing Date, the Company shall not, without prior notice to and consent of the Placement Agent: (A) issue any securities or incur any liability or obligation, primary or contingent, for borrowed money; (B) enter into any transaction not in the ordinary course of business; or (C) declare or pay any dividend on its capital stock.

                  (xvi) Neither the Company nor any of its officers, directors, or affiliates, has engaged or will engage, directly or indirectly, in any act or activity that may jeopardize the status of the Offering and sale of the Units an exempt transaction under the Act or under all applicable federal and/or state securities or "blue sky" laws of any jurisdiction in which the Units may be offered or sold.

                  (xvii) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company), and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated under the Offering Documents.

                  (xviii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management=s general or specific authorizations;
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management=s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xix) Subsequent to the dates as of which information is given in the Offering Documents, and except as may otherwise be properly described in the Offering Documents or in any SEC Filings, (A) the Company has not, except in the ordinary course of business, incurred any liability or obligation, primary or contingent, for borrowed money ,(B) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, (C) the Company has not purchased any of its outstanding capital stock nor declared or paid any dividend or distribution of any kind on its capital stock, (D) the Company has not sustained any material loss or interference with its businesses or properties from fire, floor, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (E) there has not been any material adverse change or any development which the Company reasonably believes could result in a material adverse change in the financial condition, results of operations, business, properties, assets or liabilities of the Company.

                  (xx) No labor dispute with the employees of the Company exists or is threatened or imminent that could result in a material adverse change in the financial condition, results of operations, business, properties, assets or liabilities of the Company, except as described in or contemplated under the Offering Documents.

                  (xxi) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from insurers of recognized financial responsibility as may be necessary to continue its business at a cost that would not materially and adversely affect the financial condition, results of operations, business, properties, assets or liabilities of the Company, except as described in or contemplated by the Offering Documents.

         8. Covenants of the Company.

            The Company covenants that it will:

            (a) Notify you immediately, and confirm such notice in writing, (i) when any event shall have occurred during the period commencing on the date hereof and ending on the Final Closing Date, as a result of which the Offering Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of the receipt of any notification with respect to the modification, rescission, withdrawal, or suspension of the qualification or registration of the Units, or of an exemption from such registration or qualification, in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal, or suspension and if you so request, to obtain the lifting thereof as promptly as possible.

            (b) Not make any supplement or amendment to the Offering Documents unless such supplement or amendment complies with the requirements of the Act and Regulation D and the applicable federal and/or state securities and "blue sky" laws and unless you shall have approved of such supplement or amendment in writing. If, at any time during the period commencing on the date hereof and ending on the Final Closing Date, any event shall have occurred as a result of which the Offering Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of counsel to the Company or counsel to the Placement Agent, it is necessary at any time to supplement or amend the Offering Documents to comply with the Act, Regulation D, or any applicable securities or "blue sky" laws, the Company will promptly prepare an appropriate supplement or amendment (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance.

            (c) Deliver without charge to the Placement Agent such number of copies of the Offering Documents and any supplement or amendment thereto as may reasonably be requested by the Placement Agent.

            (d) Not, directly or indirectly, solicit any offer to buy from, or offer to sell to any person any Units or Common Stock or Warrants underlying the Units, except through the Placement Agent.

            (e) Cooperate with the Placement Agent=s counsel to qualify or register the Units, Common Stock and Warrants for offering and sale under, or establish an exemption from such qualification or registration under, the securities or "blue sky" laws of such jurisdictions as you may reasonably request; provided, however, that the Company will not be obligated to qualify to do business as a dealer in securities in any jurisdiction in which it is not so qualified. The Company will not consummate any sale of Units in any jurisdiction or in any manner in which such sale may not be lawfully made; in this regard the Company shall be entitled to rely on the Placement Agent's representations herein, and the representations of Prospective Investors in the Subscription Agreements and Purchaser Questionnaires and on the blue sky qualifications effected by the Placement Agent's counsel.

            (f) At all times during the period commencing on the date hereof and ending on the Final Closing Date, provide to each Prospective Investor or his Purchaser Representative (as defined in Regulation D), if any, on request, such information (in addition to that contained in the Offering Documents) concerning the Offering, the Company and any other relevant matters, as it possesses or can acquire without unreasonable effort or expense, and to extend to each Prospective Investor or his Purchaser Representative, if any, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and the business of the Company and to obtain any other additional information, to the extent it possesses the same or can acquire it without unreasonable effort or expense, as such Prospective Investor or Purchaser Representative may consider necessary in making an informed investment decision or in order to verify the accuracy of the information furnished to such Prospective Investor or Purchaser Representative, as the case may be.

            (g)  Provide  to  each   Prospective   Investor  or  his   Purchaser
Representative any information required to be delivered by Rule 502(b) of Regulation D.

            (h) Disclose to each Prospective Investor, in writing, any material relationship between such Prospective Investor's Purchaser Representative, if any, or its affiliates, on the one hand, and the Company or its affiliates, on the other hand, which, to the knowledge of the Company, then exists or is understood to be contemplated or has existed at any time during the previous two years and any compensation received or to be received as a result of such relationship.

            (i) Before accepting any subscription to purchase Units from, or making any sale to, any Prospective Investor, have reasonable grounds to believe and will believe (after making reasonable inquiry pursuant to the Subscription Agreements and Investor Questionnaires) that (A) such Prospective Investor meets the suitability requirements for investing in the Shares set forth in the Offering Documents, and (B) such Prospective Investor is an accredited investor (as defined in Regulation D).

            (j) Notify you promptly of the acceptance or rejection of any subscription. The Company shall not (i) accept subscriptions from, or make sales of Units to, any Prospective Investors who are not, to the Company's knowledge, accredited investors, or (ii) unreasonably reject any subscription for Units.

            (k) Cooperate with counsel to the Placement Agent in order to file five copies of a Notice of Sales of Securities on Form D with the Securities and Exchange Commission (the "Commission") no later than 15 days after the first sale of the Units and file a final notice on Form D with the Commission no later than 30 days after the last sale of Units. The Company shall file promptly such amendments to such Notice on Form D as shall become necessary and, as requested by you, shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made.

            (l) Not, directly or indirectly, engage in any act or activity which may jeopardize the status of the Offering and sale of the Units as exempt transactions under the Act or under the securities or "blue sky" laws of any jurisdiction in which the Offering maybe made. Without limiting the generality of the foregoing, and notwithstanding anything contained herein to the contrary, the Company shall not, directly or indirectly, engage in any offering of securities which, if integrated with the Offering in the manner prescribed by Rule 502(a) of Regulation D and applicable releases of the Commission, may jeopardize the status of the offering and sale of the Units as exempt transactions under Regulation D.

            (m) Apply the net proceeds from the sale of the Units as set forth in the Offering Memorandum.

            (n) Not, during the period commencing on the date hereof and ending on the Final Closing Date, issue any press release or other communication, or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets, or liabilities, or the Offering, without your prior written consent, which consent shall not be unreasonably withheld, except as required by applicable securities laws.

         9. Payment of Expenses.

         The Company hereby agrees to pay all fees, charges, and expenses incident to the performance by the Company of its obligations hereunder, including, without limitation, all fees, charges, and expenses in connection with: (i) the preparation, printing, filing, distribution, and mailing of the Offering Documents, and all other documents relating to the Offering, purchase, sale, and delivery of the Units (and component parts), and any supplements or amendments thereto, including the cost of all copies thereof; (ii) the preparation and reproduction of this Agreement, the Common Stock certificates and the Warrants; (iii) the issuance, sale, transfer, and delivery of the Units, including any transfer or other taxes payable thereon and the fees of any transfer agent or registrar; (iv) the registration or qualification of the Units or the securing of an exemption therefrom under state or foreign "blue sky" or securities laws, including without limitation, filing fees payable in the jurisdictions in which such registration or qualification or exemption therefrom is sought, disbursements in connection therewith, and the fees of counsel for the Placement Agent in connection therewith in an amount equal to $15,000, of which $5,000 fees shall be paid within three days of commencement of the Offering and the remainder shall be paid at the Initial Closing; (v) filing fees payable to the Commission, if any; and (vi) the retention of the Escrow Agent, including the fees and expenses of the Escrow Agent for serving as such and the fees and expenses of its counsel, if any.

         10. Conditions of Placement Agent's Obligations.

         The obligations of the Placement Agent pursuant to this Agreement shall be subject, in its discretion, to the continuing accuracy, in all material respects, of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Placement Agent, as of the date hereof and as of each Closing Date, with respect to the performance by the Company of its obligations hereunder, and to the following conditions:

            (a) At each Closing, the Placement Agent shall have received the opinion of Dechert Price & Rhoads, counsel for the Company, dated each Closing Date, addressed to the Placement Agent, and in form and scope satisfactory to counsel for the Placement Agent in the form of Exhibit A annexed hereto.

            In rendering such opinion, counsel for the Company may rely (A) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company;

and (B) to the extent they deem proper, upon written statements or certificates of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to counsel for the Placement Agent.

            (b) On or prior to the Initial Closing Date, the Placement Agent shall have been furnished such information, documents, certificates, and opinions as it may reasonably require for the purpose of enabling it to review the matters referred to in Section 7, and in order to evidence the accuracy, completeness, or satisfaction of any of the representations, warranties, covenants, agreements, or conditions herein contained, or as it may otherwise reasonably request.

            (c) At each Closing, the Placement Agent shall have received a certificate of the chief executive officer and of the chief financial officer of the Company, dated the applicable Closing Date to the effect that, as of the date of this Agreement and as of the applicable Closing Date the representations and warranties of the Company contained herein were and are accurate in all material respects, and that as of the Closing Date the obligations to be performed by the Company hereunder on or prior thereto have been fully performed.

            (d) All proceedings taken in connection with the issuance, sale, and delivery of the Units shall be satisfactory in form and substance to you and your counsel.

            (e) There shall not have occurred after the date hereof, at any time prior to each Closing: (A) any domestic or international event, act, or occurrence which has materially disrupted, or in your opinion will in the immediate future materially disrupt the securities markets; (B) a general suspension of, or a general limitation on prices for, trading in securities on the Nasdaq SmallCap Market or the over-the-counter market; (C) any banking moratorium declared by a state or federal authority; (D) any material interruption in the mail service or other means of communication within the United States; (E) any material adverse change in the business, properties, assets, results of operations, or financial condition of the Company; or (F) any change in the market for securities in general or in political, financial, or economic conditions which, in your judgment, makes it inadvisable to proceed with the offering, sale, and delivery of the Units.

         Any certificate or other document signed by any officer of the Company and delivered to you or to your counsel at a Closing shall be deemed a representation and warranty by the

Company hereunder as to the statements made therein. If any condition to your obligations hereunder has not been fulfilled as and when required to be so fulfilled, you may terminate this Agreement or, if you so elect, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment. In the event that you elect to terminate this Agreement, you shall notify the Company of such election in writing. Upon such termination, neither party shall have any further liability or obligation to the other except as provided in Section 11 hereof.

         11. Termination.

         The Placement  Agent shall have the right to terminate this  Agreement:
(i) if any calamitous domestic or international event or act or occurrence has materially disrupted, or in the Placement Agent's commercially reasonable opinion will in the immediate future materially disrupt general securities markets in the United States; or (ii) if trading on the New York Stock Exchange, the American Stock Exchange, or in the over-the-counter market shall have been suspended or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or by order of the Commission or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a war or major hostilities; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if a moratorium in foreign exchange trading has been declared; or (vi) if the Company shall have sustained a material loss, whether or not insured, by reason of fire, flood, accident or other calamity; or (vii) if there shall have been such material adverse change in the conditions or prospects of the Company; or
(viii) if there shall have been such material adverse change in general economic, political or financial conditions as in the Placement Agent's judgment would make it inadvisable or impracticable to proceed with the Offering, sale or delivery of the Units.

         12. Solicitation Prohibition.

         The Company agrees that, for a period of three (3) years from the date hereof, it shall not solicit any offer to buy from or offer to sell to any person introduced to the Company by the Placement Agent in connection with the Offering, directly or indirectly, any securities of the Company or of any other entity, or provide the name of any such person to any other securities broker or dealer or selling agent. In the event that the Company or any of its affiliates, directly or indirectly, solicits, offers to buy from or offers to sell to any such person any such securities, or provides the name of any such person to any other securities broker or dealer or selling agent, and such person purchases such securities or purchases securities from any other securities broker or dealer or selling agent, the Company shall pay to the Placement Agent an amount equal to 10% of the aggregate purchase price of the securities so purchased by such person.

         13. Indemnification and Contribution.

            (a) The Company agrees to indemnify and hold harmless the Placement Agent, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls the Placement Agent within the meaning of
Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this
Section 13, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or in any document delivered or written statement made pursuant to Section 8(g), or in any application or other document or communication (it being understood that neither the Company nor any officer, director or employee shall provide any information to any Prospective Investor which is not contained in the Offering Documents) (in this Section 13 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify the Units under the "blue sky" or securities laws thereof or in order to secure an exemption from such registration or qualification or filed with the Commission; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to the Placement Agent expressly for inclusion in the Offering Documents or in any application, as the case may be; or (ii) any material breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

         If any action is brought against the Placement Agent or any of its officers, directors, partners, employees,

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

agent, or counsel, or any controlling persons of the Placement Agent (an "indemnified party"), in respect of which indemnify may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company (the "indemnifying party") in writing of the institution of such action (but the failure so to notify shall not relieve the indemnifying party from any liability it may have other than pursuant to this
Section 13(a) unless, and to the extent the indemnifying party is prejudiced thereby) and the indemnifying party shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party shall have the right to employ its own counsel in any such case, but the fees and expense of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have promptly employed counsel satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to one or more of the indemnifying parties, in any of which events such fees and expenses of one such counsel shall be borne by the indemnifying party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent. The Company agrees promptly to notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of the Units, the Offering Documents, or any application.

            (b) The Placement Agent agrees to indemnify and hold harmless the Company, its officers, directors, employees, agents, and counsel, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Placement Agent in Section 13(a), with respect to any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 13, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (i) statements or omissions, if any, made in the Offering Documents or applications in reliance upon and in conformity with written information furnished to the Company with respect to the Placement Agent expressly for inclusion in the Offering Documents or applications, and (ii) the failure of the Placement Agent to comply with the provisions of Section 2(c) hereof or with the "blue sky" or securities laws of the jurisdictions in which the Placement Agent solicits offers to buy or offers to sell any Units or any breach of any representation, warranty, covenant or agreement of the Placement Agent contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Placement Agent may otherwise have, including liabilities arising under this Agreement. If any action shall be brought against the Company or any other person so indemnified based on the Offering Documents and in respect of which indemnity may be sought against the Placement Agent pursuant to this Section 13(b), the Placement Agent shall have the rights and duties given to the indemnifying party, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 13(a).

            (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 13(a) or 13(b) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee, agent, or counsel of the Company, or any controlling person of the Company), on the one hand, and the Placement Agent (including for this purpose any contribution made by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Placement Agent in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of compensation payable to the Placement Agent pursuant to Section 6(a) hereof but before deducting expenses) received by the Company, and (y) the compensation received by the Placement Agent pursuant to Section 6(a) hereof.

         The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses or by any other method of allocation that does not reflect the equitable considerations referred to in this Section l3(c). In no case shall the Placement Agent be responsible for a portion of the contribution obligation in excess of the compensation received by it pursuant to Section 6(a) hereof. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section l3(c), each person, if any, who controls the Placement Agent within the meaning of Section l5 of the Act or Section 20(a) of the Exchange Act and each officer, director, partners, employee, agent, and counsel of the Placement Agent, shall have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of Section l5 of the Act or
Section 20(a) of the Exchange Act and each officer, director, employee, agent, and counsel of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section l3(c). Anything in this Section l3(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section l3(c) is intended to supersede any right to contribution under the Act, the Exchange Act, or otherwise.

         14. Representations and Agreements to Survive Delivery.

         All representations, warranties, covenants, and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants, and agreements at the Closing Date and, such representations, warranties, covenants, and agreements, including the indemnification and contribution agreements contained in Section 13, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any indemnified person, or by or on behalf of the Company or any person or entity which is entitled to be indemnified under Section l3(b), and shall survive termination of this Agreement or the issuance, sale, and delivery of the Units for a period of three years. In addition, notwithstanding any election hereunder or any termination of this Agreement, and whether or not the terms of this Agreement are otherwise carried out, the provisions of Sections 12, 13 and 14 shall survive termination of this Agreement and shall not be affected in any way by such election or termination or failure to carry out the terms of this Agreement or any part thereof.

         15. Notices.

         All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Placement Agent, shall be mailed, delivered, or faxed and confirmed by letter, to Janssen Meyers Associates L.P. 17 State Street, New York, New York 10004, Attention: Bruce Meyers, with a copy to Goldstein & DiGioia LLP 369 Lexington Avenue, New York, New York 10017, Attention: Victor DiGioia, Esq.; or if sent to the Company, shall be mailed, delivered or faxed and confirmed by letter, to One Passaic Avenue, Fairfield, New Jersey 07004 Attention: Mr. Jeremiah F. O'Brien, with a copy to Dechert Price & Rhoads, 30 Rockefeller Plaza, New York, New York 10112
Attn: Fredric J. Klink, Esq. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

         16. Parties.

         This Agreement shall inure solely to the benefit of, and shall be binding upon, the Placement Agent and the Company and the persons and entities referred to in Section l3 who are entitled to indemnification or contribution, and their respective successors, legal representatives, and assigns (which shall not include any purchaser, as such, of Units), and no other person shall have or be construed to have any legal or equitable right remedy, or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

         17. Governing Law/Construction/Jurisdiction.

            (a) This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

            (b) The Company (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States
District Court for the Southern District of New York, (b) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or procedure. Each of the Company and the Placement Agent further agrees to accept and acknowledge service of any and all process which may be served in any suit, action or proceeding in the New York State Supreme Court for the Southern District of New York, and agrees that service of process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding. In the event of litigation between the parties arising hereunder, the prevailing party shall be entitled to costs and reasonable attorney's fees.

         18. Counterparts.

         This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

            If the foregoing correctly sets forth the understanding between us, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                                  Very truly yours,


                                                  NUWAVE TECHNOLOGIES, INC.



                                                  By: /s/ Jeremiah F. O'Brien
                                                      --------------------------
                                                      Name:  Jeremiah F. O'Brien
                                                      Title: Chief Financial
                                                             Officer


Accepted as of the date first above written:

JANSSEN/MEYERS ASSOCIATES L.P.
By Meyers-Janssen Securities Corp.
         General Partner


By: /s/ Bruce Meyers
    ------------------------------
Name:  Bruce Meyers
Title: General Partner


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